UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 6, 2010

The Corporate Executive Board Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24799	52-2056410
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1919 North Lynn Street, Arlington, Virginia		22209
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(571) 303-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

In a press release on May 6, 2010, The Corporate Executive Board Company (the "Company") announced that its Board of Directors has approved a cash dividend on its common stock for the second quarter of 2010 of $0.11 per share. A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

The Corporate Executive Board Company’s press release for declaration of dividend for the second quarter of 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company

May 6, 2010	By:	Richard S. Lindahl

Name: Richard S. Lindahl
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	The Corporate Executive Board Company’s press release for declaration of dividend for the second quarter of 2010.